SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2011

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30096	77-0454933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

677- 7th Avenue, #410, San Diego, California 92101
 (Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: (760) 390-8351

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, "we," "us," "our," and the "Company" refers to Global 8 Environmental Technologies, Inc.., a Nevada corporation, unless otherwise stated.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS." FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR LACK OF FINANCIAL RESOURCES, OUR RECENT BANKRUPTCY, AND THE UNCERTAINTIES OF COMPETITIVE PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On March 1, 2011, the Company's Board of Directors issued 10,000,000 shares of the Company's Series B Preferred Stock to Daniel H. Wolf, the Company's President in consideration of his waiver of accrued and unpaid compensation of $25,000 due to Mr. Wolf. Further:

(a) the issuance of the 10,000,000 shares of the Series B Preferred Stock occurred effective March 1, 2011;

(b) the Company did not use any underwriters or any other intermediaries and all of the shares were issued directly to Daniel H. Wolf, the Company's President;

(c) the 10,000,000 shares of the Series B Preferred Stock were issued in consideration of Mr. Wolf waiving his right to receive $25,000 of accrued and unpaid compensation otherwise due to him;

(d) the issuance of the 10,000,000 shares of the Series B Preferred Stock was undertaken in accordance with the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") since: (i) the 10,000,000 shares are "restricted securities" and Mr. Wolf agreed to acquire the 10,000,000 shares for investment purposes only and not with a view to their distribution; (ii) Mr. Wolf assured the Company that he is sophisticated and experienced in acquiring the restricted securities of small public companies that allowed him to make an informed investment decision; (iii) Mr. Wolf had full and unrestricted access to the Company's books and records; (iv) the Company provided Mr. Wolf with an opportunity to ask questions of the Company's management regarding the Company, its affairs, and prospects and receive answers to all said questions; (v) prior to acquiring the 10,000,000 shares of the Company's Series B Preferred Stock, Mr. Wolf acknowledged receiving disclosures regarding the Company and its affairs as allowed him to evaluate the merits and risks associated with the acquisition of the securities; and (vi) the issuance of the 10,000,000 shares of the Company's Series B Preferred Stock was not the result of any advertising or general solicitation in that the Company had a opre0-existing relationship with Mr. Wolf that antedated the issuance transaction by more than six (6) months.

(e) the Series B Preferred Stock is not convertible into the Company's Common Stock but each share of the Series B Preferred Stock is entitled to fifty (50) votes per share and the shares may be voted with the holders of the Company's Common Stock.

(f) the Company did not receive any proceeds from the issuance of the 10,000,000 shares of the Company's Series B Preferred Stock.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On March 1, 2011, the Company's Board of Directors approved the designation and issuance of 10,000,000 shares of 40,000,000 shares of the Company's authorized preferred stock as Series B Preferred Stock. As a result:

(1) 10,000,000 shares of the Company's Series B Preferred Stock were issued to Daniel H. Wolf, the Company's President;

(2) Each of the 10,000,000 shares of the Series B Preferred Stock has fifty (50) voting rights per share or an aggregate of 500,000,000 votes. As of March 1, 2011, the Company had 97,847,829 shares of its common stock outstanding with the result that the holder of the 10,000,000 shares of the Company's Series B Preferred Stock holds more votes than all of the other holders of the Company's outstanding common stock giving the holder the right to approve or disapprove any action of the Company's Common Stockholders and otherwise amend the Company's Articles of Incorporation, By-laws, and take such other actions consistent with the requirements of the Nevada General Corporation Law and the Securities Exchange Act of 1934, as amended.

(3) As a result of the issuance of the Series B Preferred Stock, as of March 1, 2011, Mr. Wolf holds 83.63 percent of the Company's outstanding voting rights.

(4) The Company did not receive any consideration as a result of the issuance of the 10,000,000 shares of the Company's Series B Preferred Stock but all said shares were in consideration of Mr. Wolf waiving his right to receive $25,000 of accrued and unpaid compensation otherwise due to him.

(5) All of the shares of the Series B Preferred Stock are to be automatically redeemed upon payment of $100.00 to Mr. Wolf effective September 30, 2012.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On March 1, 2011, the Company's Board of Directors approved the designation and issuance of 10,000,000 shares of 40,000,000 shares of the Company's authorized preferred stock as Series B Preferred Stock.

The Series B Preferred Stock, as designated, has the following rights and privileges:

(a) DESIGNATION. The preferred stock subject hereof shall be designated Series B Preferred Stock.

(b) DIVIDENDS. The Series B Preferred Stock shall not be entitled to receive any ordinary, liquidating or any other dividends.

(c) LIQUIDATION RIGHTS. In the event of any consolidation or merger of the Corporation which is in the nature of the winding up of the Corporation's business or sale of all or substantially all of the Corporation's assets (a "Liquidation"), each holder of record of shares of Series B Preferred Stock shall not be entitled to be paid any assets of the Corporation.

(d) CONVERSION. Shares of Series B Preferred Stock may not be converted at any time into Common Stock or any other series of preferred stock.

(e) REDEMPTION. All of the Series B Preferred Stock shall be deemed automatically redeemed effective September 30, 2012 upon payment of the sum of $0.00001 per share (which, in the aggregate represents one hundred dollars ($100.00).

(f) VOTING RIGHTS. Each share of Series B Preferred Stock be entitled, on all matters on which any of the shareholders are required or permitted to vote, to fifty (50) votes. And except as provided expressly herein or as required by law, the holders of the Series B Preferred Stock shall vote together with the Common Stock shareholders and not as a separate class. So long as any shares of the Series B Preferred Stock remain outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the total number of shares of the Series B Preferred Stock then outstanding voting separately as a class, alter or change, in any material respect, the rights, preferences or privileges or the restrictions of the shares of the Series B Preferred Stock whether by amendment of the Corporation's Certificate of Designation of Preferences or otherwise. At any meeting at which the holders of the Series B Preferred Stock are entitled to vote as a class pursuant to this provision, the holders of a majority of all outstanding shares of Series B Preferred Stock, present in person or represented by proxy, shall be necessary to constitute a quorum.

(g) NOTICE. Except as otherwise provided herein, any notice required to be given to the Corporation or holders of the Series B Preferred Stock shall be given in person, transmitted by tele-copier, delivered by a recognized national overnight express delivery service or sent by United States mail (certified or registered air mail for addresses outside of the continental United States), return receipt requested, postage prepaid and addressed to the corporation at its principal office and to each holder of record at his address as it appears on the books of the corporation. Except as otherwise provided herein, any notice so given shall be deemed delivered upon the earlier of (i) actual receipt; (ii) receipt by sender of a confirmed receipt of tele-copied notice; (iii) five business days after delivery of such overnight express service; or (iv) ten business days after deposit in the United States mail.

The Company intends to file the Certificate of Designation of Preferences for the Series B Preferred Stock with the Nevada Secretary of State.

All of the 10,000,000 shares of the Company's Series B Preferred Stock were issued to the Company's resident, Daniel H. Wolf, the Company's President in exchange for his waiver of accumulated and unpaid compensation aggregating $25,000.

ITEM 7.01 REGULATION FD DISCLOSURE.

On March 1, 2011, the Company's Board of Directors issued 10,000,000 shares of the Company's Series B Preferred Stock to Daniel H. Wolf, the Company's President in consideration of his waiver of accrued and unpaid compensation of $25,000 due to Mr. Wolf.

As a result of the issuance of the 10,000,000 shares of the Series B Preferred Stock, Mr. Wolf has effective control of the Company since each shares has fifty (50) voting rights per share.

All of the Series B Preferred Stock shall be deemed automatically redeemed effective September 30, 2012 upon payment of the sum of $0.00001 per share (which, in the aggregate represents one hundred dollars ($100.00).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.01 Copy of Certificate of Designation of Preferences, Series B Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.

Date: October 18, 2011	By:	/s/Daniel H. Wolf

Daniel H. Wolf, President